                                                                                                                       Exhibit 10(j)

                               SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

         THIS SECOND  AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (the  "Amendment"),  dated as of April 22, 2005 is among ACXIOM  CORPORATION,  a Delaware  Corporation (the "Borrower"),  the lenders party hereto, and JPMORGAN CHASE BANK, N.A.,  as the agent (the "Agent").

                                                               RECITALS:

         The Borrower,  the Agent,  and the lenders  party  thereto have entered into that certain  Third  Amended and Restated
Credit Agreement dated as of March 24,  2005 (as amended by that certain First Amendment to Third Amended and Restated Credit
Agreement dated as of March 24, 2005,  the  "Agreement").  The Borrower has requested  that the Agent and the Lenders  amend certain provisions of the Agreement and the Agent and the Lenders party hereto are willing to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof:

                                                               ARTICLE I.

                                                              Definitions

         Section 1.1.      Definitions.  Capitalized terms used in this Amendment,  to the extent not otherwise  defined herein, shall have the same meanings as in the Agreement, as amended hereby.

                                                              ARTICLE II.

                                                              Amendments

         Section 2.1.      Amendment to Definition of "Revolving  Commitment".  The definition of the term  "Revolving  Commitment"
set forth in Section 1.1 of the Agreement is amended in its entirety to read as follows:

                  "Revolving  Commitment" means, with respect to each Lender,  the commitment,  if any, of such Lender to make
         Revolving Loans and to acquire  participations  in Letters of Credit and Swingline Loans  hereunder,  expressed as an amount  representing the maximum aggregate amount of such Lender's Revolving Exposure  hereunder,  as such commitment may be  (a) reduced  from  time to time  pursuant  to  Section 2.08,  (b) increased  from  time to time  pursuant  to
         Section 2.21,  and (c) reduced or increased from time to time pursuant to  assignments by or to such Lender  pursuant to  Section 10.04.  As of April 22,  2005,  (i) the  amount of each  Lender's  Revolving  Commitment  is set forth on
         Schedule 2.01 and (ii) the aggregate amount of the Lenders' Revolving Commitments is $300,000,000.

         Section 2.2.      Amendment  to Article II.  Article II of the  Agreement  is amended to add a new Section 2.21 to read in its entirety as follows:

                  Section 2.21      Increase of Revolving  Commitments.  By written  notice sent to the Agent (which the Agent shall  promptly  distribute  to the  Lenders),  the Borrower may request an increase of the  aggregate  amount of the
         Revolving  Commitments:  (i) by an  aggregate  amount  equal to any integral  multiple of  $5,000,000  and (ii) by an amount not to exceed  $150,000,000;  provided that (i) no  Default shall have occurred and be continuing and (ii) the aggregate amount of the Revolving  Commitments shall not previously have been increased more than four times pursuant to this  Section 2.21.  Each Lender,  in its sole and absolute  discretion,  shall determine whether it will increase its Revolving  Commitment.  If one or more of the Lenders will not be increasing its Revolving Commitment pursuant to such request, then, with notice to the Agent and the other Lenders, another one or more financial institutions,  each as approved by the Borrower and the Agent (a "New  Lender"),  may commit to provide an amount equal to the  aggregate amount of the  requested  increase  that will not be  provided  by the  existing  Lenders  (the  "Increase  Amount");
         provided,  that the Revolving  Commitment of each New Lender shall be at least  $5,000,000  and the maximum number of
         New Lenders  shall be eight (8).  Upon  receipt of notice from the Agent to the  Lenders  and the  Borrower  that the
         Lenders,  or sufficient  Lenders and New Lenders,  have agreed to commit to an aggregate amount equal to the Increase
         Amount (or such  lesser  amount as the  Borrower  shall  agree,  which shall be at least  $5,000,000  and an integral multiple of  $5,000,000  in excess  thereof),  then:  provided  that no Default  exists at such time or after  giving effect to the  requested  increase,  the Borrower,  the Agent and the Lenders  willing to increase  their  respective
         Revolving  Commitments  and the New Lenders (if any) shall  execute and deliver an  Increased  Commitment  Supplement
         (herein so called) in the form attached  hereto as Exhibit D.  If all existing  Lenders shall not have provided their pro rata portion of the  requested  increase,  then after giving  effect to the  requested  increase the  outstanding
         Revolving  Loans may not be held pro rata in accordance  with the new Revolving  Commitments.  In order to remedy the foregoing,  on the  effective  date of the Increased  Commitment  Supplement  the Lenders  shall make advances  among themselves,  such advances to be in amounts sufficient so that after giving effect thereto, the Revolving Loans shall be held by the Lenders pro rata according to their respective  Revolving  Commitments.  The advances made by a Lender under this Section 2.21  shall be deemed to be a purchase of a corresponding  amount of the Revolving Loans of one or more of the  Lenders  who  received  the  advances.  The  Revolving  Commitments  of the  Lenders who do not agree to increase their Revolving Commitments can not be reduced or otherwise changed pursuant to this Section 2.21.

         Section 2.3.      Amendment to Section 5.01(f).  Section 5.01(f) of the Agreement is amended in its entirety to read as follows:

                  (f)      Governmental Reports.  Promptly after the same become publicly available,  copies of all annual and quarterly  reports and proxy  statements  filed by the Borrower or any  Subsidiary  with the  Securities and Exchange
         Commission  (or any  Governmental  Authority  succeeding  to any or all of the  functions of said  Commission)  which reports and statements may be furnished  electronically  and all other  material  reports or statements  filed by the
         Borrower or any  Subsidiary  with said  Commission or with any national  securities  exchange,  or distributed by the
         Borrower  to its  shareholders  generally,  as the  case  may be,  which  reports  and  statements  may be  furnished electronically; and

         Section 2.4.      Amendment  to Section  10.02.  The  following  sentence is added to the end of  clause (b)  of  Section
10.02  of the Agreement:

         Notwithstanding  any other  provisions of this Section 10.02 to the contrary,  this Agreement may be amended pursuant to an Increased  Commitment  Supplement executed in accordance with Section 2.21 which only needs to be signed by the
         Borrower,  the Agent and the Lenders  increasing or providing new Revolving  Commitments  thereunder if the Increased
         Commitment  Supplement does not increase the aggregate amount of the Revolving  Commitments to an amount in excess of
         $450,000,000.

         Section 2.5.      Addition  of Exhibit D. The  Agreement  is amended to add  Exhibit D thereto to read in its  entirety as set forth on Exhibit D to this Amendment.

         Section 2.6.      Amendment  to  Schedule  2.01.  Schedule  2.01 to the  Agreement  is amended in its  entirety to read as set forth on Schedule 2.01 to this Amendment.

                                                             ARTICLE III.

                                                         Conditions Precedent

         Section 3.1.      Conditions.  The  effectiveness  of  Article II  of this  Amendment is subject to the  satisfaction  of the following conditions precedent:

                (a)      The Agent shall have received all of the following,  each dated (unless  otherwise  indicated) the date of this Amendment,  in form and substance satisfactory to the Agent:

                        (i)      Amendment.  A counterpart  of this  Amendment  signed on behalf of the Borrower,  each  Guarantor and the Required  Lenders or written  evidence  satisfactory to the Agent (which may include  telecopy  transmission  of a signed signature page of this Amendment) that each such party has signed a counterpart of this Amendment;

                        (ii)     Opinion.  A favorable  written  opinion  (addressed to the Agent and the Lenders and dated the date hereof) of counsel for the Borrower and the Guarantors as to the matters  referred to in Section 3.01, 3.02 and 3.03 of the
Agreement  (with the term  "Agreement" as used therein  meaning this Amendment for purposes of such opinion),  and covering such other matters  relating to the Borrower,  the Guarantors  or this  Amendment  as the Agent shall  reasonably  request  (the
Borrower  hereby  requests  such counsel to deliver such opinion);

                        (iii)    Corporate  Authorizations.  Such documents and  certificates  as the Agent or its counsel may reasonably  request  relating to the  organization,  existence  and good standing of the Borrower and each  Guarantor,  the power and authority of the Borrower and each Guarantor to execute,  deliver and perform this Amendment and any other legal matters relating to the Borrower,  any Guarantor or this Amendment, all in form and substance satisfactory to the Agent and its counsel;

                        (iv)     Fees. All fees and other amounts due and payable to JPMorgan  Chase Bank,  N.A.,  the Agent and JP
Morgan  Securities  Inc. in connection with this Amendment; and

                        (v)      Additional Documentation.  Such additional documentation and information as the Agent or its legal counsel, may request;

                (b)      The  representations  and warranties  contained herein and in all other Loan Documents,  as amended hereby, shall be true and correct in all material respects as of the date hereof as if made on the date hereof,  except for such representations  and warranties limited by their terms to a specific date;

                (c)      No Default shall exist; and

                (d)      All proceedings  taken in connection with the  transactions  contemplated  by this Amendment and all documentation  and other legal matters incident thereto shall be satisfactory to the Agent and its legal counsel.

Notwithstanding  the foregoing,  Article II of this Amendment  shall not become  effective  unless each of the foregoing  conditions is satisfied (or waived pursuant to Section 10.02 of the Agreement) at or prior to 3:00 p.m., Dallas, Texas time, on April 25, 2005.

                                                              ARTICLE IV.

                                                             Miscellaneous

         Section 4.1.      Ratifications.  The terms and  provisions  set forth in this  Amendment  shall modify and supersede all inconsistent terms and  provisions  set forth in the Agreement and except as expressly  modified and  superseded  by this
Amendment,  the terms and provisions of the Agreement and the other Loan  Documents are ratified and confirmed and shall  continue in full force and effect.  The Borrower,  the Agent and the Lenders  agree that the  Agreement as amended  hereby and the other Loan
Documents  shall  continue to be legal,  valid,  binding and  enforceable in accordance  with its terms.  The Borrower  agrees that its  obligations,  indebtedness  and liabilities  arising as a result of the increase in the  Revolving  Commitments  contemplated hereby are  "Revolving  Obligations"  as defined in the Intercreditor Agreement and "Obligations" as defined in the Security
Agreement.

         Section 4.2.      Representations  and Warranties;  Release.  The Borrower hereby  represents and warrants to the Agent and the Lenders as follows:  (a) no  Default  exists,  and (b) after  giving  effect to this  Amendment as a Loan  Document,  the representations  and warranties  set forth in the Loan  Documents  are true and  correct on and as of the date hereof with the same effect as though made on and as of such date  except  with  respect to any  representations  and  warranties  limited  by their terms to a  specific  date.  IN ADDITION,  TO INDUCE  THE AGENT AND THE  LENDERS TO AGREE TO THE TERMS OF THIS  AMENDMENT,  THE
BORROWER  AND EACH  GUARANTOR  (BY ITS EXECUTION  BELOW)  REPRESENTS  AND  WARRANTS  THAT AS OF THE DATE OF ITS  EXECUTION  OF THIS
AMENDMENT  THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF  RECOUPMENT  WITH RESPECT TO OR DEFENSES OR  COUNTERCLAIMS  TO ITS
OBLIGATIONS  UNDER THE LOAN  DOCUMENTS  AND IN ACCORDANCE THEREWITH IT:

                (A)      WAIVER. WAIVES ANY AND ALL SUCH CLAIMS,  OFFSETS, RIGHTS OF RECOUPMENT,  DEFENSES OR
          COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

                (B)      RELEASE.  RELEASES AND DISCHARGES THE AGENT AND THE LENDERS,  AND THEIR RESPECTIVE  OFFICERS,
          DIRECTORS, EMPLOYEES, AGENTS,SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES")
          FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER,
          WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER OR ANY GUARANTOR EVER HAD,
          NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN
          CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

          Section 4.3.      Survival of Representations  and Warranties.  All representations and warranties made in this Amendment shall survive the  execution  and  delivery  of this  Amendment,  and no  investigation  by Agent or any  Lender  or any  closing shall  affect  the representations and warranties or the right of the Agent or any Lender to rely upon them.

         Section 4.4.      Reference to  Agreement.  Each of the Loan  Documents,  including  the  Agreement  and any and all other agreements, documents,  or  instruments  now or  hereafter  executed  and  delivered  pursuant to the terms  hereof or pursuant to the terms of the Agreement as amended  hereby,  are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 4.5.      Expenses of Lender.  As provided in the Agreement,  Borrower agrees to pay on demand all costs and expenses  incurred by the Agent in connection with the  preparation,  negotiation,  and execution of this Amendment,  including without  limitation,  the costs and fees of the Agent's legal counsel.

         Section 4.6.      Severability.  Any  provision  of  this  Amendment  held  by a court  of  competent  jurisdiction  to be invalid  or unenforceable  shall not impair or  invalidate  the  remainder  of this  Amendment  and the effect  thereof  shall be confined  to the provision so held to be invalid or unenforceable.

         Section 4.7.      Applicable  Law. This Amendment  shall be governed by and construed in accordance with the laws of the
State of Texas and the applicable laws of the United States of America.

         Section 4.8.      Successors  and Assigns.  This  Amendment  is binding upon and shall inure to the benefit of the Agent, each Lender,the Borrower,  each Guarantor and their  respective  successors and assigns,  except that neither Borrower not any
Guarantor may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

         Section 4.9.      Counterparts.  This  Amendment  may be executed in one or more  counterparts  and on telecopy counterparts,  each of which when so executed  shall be deemed to be an  original,  but all of which when taken  together  shall constitute  one and the same agreement.

         Section 4.10.     Effect of Waiver.  No consent or waiver,  express or  implied,  by the Agent or any Lender to or for any breach of or deviation  from any  covenant,  condition  or duty by the  Borrower or any  Guarantor  shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 4.11.     Headings.  The headings,  captions,  and  arrangements  used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 4.12.     ENTIRE  AGREEMENT.  THIS AMENDMENT  EMBODIES THE FINAL,  ENTIRE  AGREEMENT AMONG THE PARTIES HERETO AND
SUPERSEDE ANY AND ALL PRIOR COMMITMENTS,  AGREEMENTS,  REPRESENTATIONS AND UNDERSTANDINGS,  WHETHER WRITTEN OR ORAL, RELATING TO
THIS AMENDMENT,  AND MAY NOT BE  CONTRADICTED  OR VARIED BY EVIDENCE OF PRIOR,  CONTEMPORANEOUS  OR SUBSEQUENT ORAL AGREEMENTS OR
DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 4.13.     Required  Lenders.  The  Agreement may be modified as provided in this  Amendment  with the agreement of the Required Lenders  which  means  Lenders  having  fifty-one  percent  (51%) of the sum of the total  Revolving  Exposures  and unused  Revolving Commitment (such percentage  applicable to a Lender,  herein such Lender's "Required Lender  Percentage").  For purposes of determining the effectiveness of this Amendment, each Lender's Required Lender Percentage is set forth on Schedule 4.13 hereto.

         Executed as of the date first written above.

                                                     ACXIOM CORPORATION, as the Borrower

                                                     By:    ____________________________________________
                                                            Dathan A. Gaskill, Corporate Finance Leader

                                                     JPMORGAN CHASE BANK, N.A. as the Agent and as a Lender

                                                     By:    _____________________________________________
                                                            Brian McDougal, Vice President

                                                     BANK OF AMERICA, N.A.

                                                     By:    _____________________________________________

                                                            Name:  ______________________________________

                                                            Title: ______________________________________

                                                     SUNTRUST BANK

                                                     By:    _____________________________________________

                                                            Name:  ______________________________________

                                                            Title: ______________________________________

                                                     WACHOVIA BANK, NATIONAL
                                                     ASSOCIATION

                                                     By:    _____________________________________________

                                                            Name:  ______________________________________

                                                            Title: ______________________________________

                                                     U.S. BANK NATIONAL ASSOCIATION

                                                     By:    _____________________________________________

                                                            Name:  ______________________________________

                                                            Title: ______________________________________

                                                     NATIONAL CITY BANK OF THE MIDWEST

                                                     By:    _____________________________________________

                                                           Name: ________________________________________

                                                           Title: _______________________________________

                                                     UNION PLANTERS BANK, N.A.

                                                     By:    _____________________________________________

                                                            Name:  ______________________________________

                                                            Title: ______________________________________

                                                     HSBC BANK USA, N.A.

                                                     By:    _____________________________________________

                                                            Name: _______________________________________

                                                            Title: ______________________________________

                                                     ARVEST BANK

                                                     By:    _____________________________________________

                                                            Name: _______________________________________

                                                            Title: ______________________________________

                                                           Guarantor Consent

         Each of the undersigned  Guarantors:  (i) consent  and agree to this Amendment,  including,  without  limitation,  Section
4.2 hereof;  (ii) agree  that the  obligations,  indebtedness  and  liabilities of the Borrower  arising as a result of the increase in the Revolving  Commitments  contemplated  hereby  are  "Guaranteed  Indebtedness"  as  defined  in  the  Subsidiary  Guaranty,
"Revolving Obligations" as defined in the Intercreditor  Agreement,  and "Obligations" as defined in the Security Agreement;  and
(iii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall  continue to be the legal,  valid and binding obligation of such Guarantor enforceable against it in accordance with their respective terms.

                                                     GUARANTORS:

                                                     ACXIOM CDC, INC.
                                                     ACXIOM CH, INC.
                                                     ACXIOM / DIRECT MEDIA, INC.
                                                     ACXIOM E-PRODUCTS, INC. (formerly Acxiom SDC, Inc.)
                                                     ACXIOM INFORMATION SECURITY SERVICES, INC.
                                                     ACXIOM INTERIM HOLDINGS, INC.
                                                     ACXIOM / MAY & SPEH, INC.
                                                     ACXIOM RM-TOOLS, INC.
                                                     ACXIOM TRANSPORTATION SERVICES, INC.
                                                     ACXIOM UWS, LTD.
                                                     GIS INFORMATION SYSTEMS, INC.
                                                     SMARTDM HOLDINGS, INC.
                                                     SMARTDM, INC.
                                                     SMARTREMINDERS.COM, INC.
                                                     ADAM MERGER CORPORATION

                                                     By:    ______________________________________________
                                                            Dathan Gaskill, Authorized Officer of each
                                                            Guarantor

                                                               EXHIBITS

EXHIBIT D                   -     Increased Commitment Supplement

                                                               SCHEDULES

SCHEDULE 2.01               -   Commitments
SCHEDULE 4.13               -   Required Lenders

                                                               EXHIBIT D
                                                                  TO
                                                          ACXIOM CORPORATION
                                                           SECOND AMENDMENT
                                                                  TO
                                              THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                                Form of Increased Commitment Supplement

                                                    INCREASED COMMITMENT SUPPLEMENT

         This INCREASED  COMMITMENT  SUPPLEMENT  (this  "Supplement")  is dated as of  ____________,  ___ and entered into by and among ACXIOM  CORPORATION,  a Delaware  corporation (the "Borrower"),  each of the banks or other lending  institutions  which is a signatory hereto (the  "Lenders"),  JPMORGAN  CHASE BANK,  N.A., as agent for itself and the other lenders (in such  capacity, together with its successors in such  capacity,  the "Agent"),  and is made with  reference to that certain Third Amended and
Restated  Credit  Agreement dated as of  March 24,  2005 (as  amended,  the  "Credit  Agreement"),  by and  among  the  Company, certain  lenders  and the  Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                                               RECITALS

         WHEREAS,  pursuant to  Section 2.21  of the Credit  Agreement,  the Borrower and the Lenders are entering into this
Increased Commitment Supplement to provide for the increase of the aggregate Revolving Commitments;

         WHEREAS,  each Lender [party hereto and already a party to the Credit Agreement]  wishes to increase its Revolving
Commitment [, and each  Lender,  to the extent not already a Lender  party to the Credit  Agreement  (herein a "New  Lender"), wishes to become a Lender party to the Credit Agreement];1

         WHEREAS, the Lenders are willing to agree to supplement the Credit Agreement in the manner provided herein.

         NOW, THEREFORE,  in consideration of the premises and the agreements,  provisions and covenants herein contained, the parties hereto agree as follows:

         Section 1.        Increase in  Revolving  Commitments.  Subject to the terms and  conditions  hereof,  each  Lender severally agrees that its Revolving  Commitment  shall be increased to [or in the case of a New Lender,  shall be] the amount set forth  opposite its name on the signature pages hereof.

         Section 2.        [New Lenders.  Each New Lender  (i) confirms that it has received a copy of the Credit  Agreement, together with copies of the most recent  financial  statements  of the  Borrower  delivered  under  Section  5.01 and such other documents  and information as it has deemed  appropriate to make its own credit analysis and decision to enter into this Supplement;
(ii) agrees that it has,  independently  and  without  reliance  upon the Agent,  any other  Lender or any of their  Related
Parties  and based on such documents  and  information  as it has deemed  appropriate,  made its own credit  analysis and decision to enter into this  Supplement; (iii) agrees  that it will,  independently  and without  reliance upon the Agent,  any other Lender or any of their Related Parties and based on such documents and information as it shall deem  appropriate at the time,  continue to make its own credit decisions in taking or not taking action under the Credit  Agreement;  (iv) appoints  and  authorizes  the Agent to take such action as agent on its behalf and to exercise such powers and  discretion  under the Credit  Agreement as are delegated to the Agent by the terms  thereof,  together with such powers and discretion as are reasonably  incidental thereto;  and (v) agrees that it is a "Lender" under the Credit Agreement and will perform in accordance  with their terms all of the  obligations  that by the terms of the Credit  Agreement are required to be performed by it as a Lender.

         Section 3.        Conditions  to  Effectiveness.   Section  1  of  this  Supplement  shall  become  effective  only  upon the satisfaction of the following conditions precedent:

                  (a)      receipt by the Agent of an opinion of counsel to the  Borrower  as to the  matters  referred  to in
         Section  3.01,  3.02 and 3.03 of the  Credit  Agreement  (with the term  "Agreement"  as used  therein  meaning  this
         Supplement for purposes of such opinion), dated the date hereof, satisfactory in form and substance to the Agent.

                  (b)      receipt  by the  Agent of  certified  copies  of all  corporate  action  taken by the  Borrower  to authorize the execution, delivery and performance of this Supplement; and

                  (c)      receipt by the Agent of a certificate  of the  Secretary or an Assistant  Secretary of the Borrower
         certifying the names and true  signatures of the officers of the Borrower  authorized to sign this Supplement and the other documents to be delivered hereunder.

         Section 4.        Representations  and  Warranties.  In order to induce  the  Lenders  to enter  into this  Supplement  and to supplement the Credit  Agreement in the manner  provided  herein,  Borrower  represents and warrants to Agent and each Lender that (a) the  representations  and warranties of the Borrower and the Guarantors  contained in the Loan Documents are and will be true,  correct and complete in all material  respects on and as of the effective  date hereof to the same extent as though made on and as of that date and for that purpose,  this Supplement  shall be deemed to be a Loan Document,  and (b) no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Supplement that would constitute a
Default.

         Section 5.        Effect of Supplement.  The terms and provisions set forth in this Supplement  shall modify and supersede all inconsistent  terms and  provisions  set forth in the  Credit  Agreement  and  except as  expressly  modified  and  superseded by this Supplement,  the terms and  provisions  of the Credit  Agreement  and the other Loan  Documents  are ratified and  confirmed and shall continue  in full force and  effect.  The  Borrower,  the Agent,  and the  Lenders  party  hereto  agree that the Credit
Agreement  as supplemented  hereby and the other Loan Documents shall continue to be legal,  valid,  binding and enforceable in accordance with their respective  terms.  Any and all agreements,  documents,  or instruments now or hereafter  executed and delivered  pursuant to the terms hereof or pursuant to the terms of the Credit  Agreement  as  supplemented  hereby,  are hereby amended so that any  reference in such documents to the Agreement shall mean a reference to the Agreement as supplemented hereby.

         Section 6.        Applicable  Law. This  Supplement  shall be governed by, and construed in accordance  with,  the laws of the State of Texas and applicable laws of the United States of America.

         Section 7.        Counterparts,  Effectiveness.  This Supplement may be executed in any number of  counterparts,  by different parties hereto in separate counterparts and on telecopy  counterparts,  each of which when so executed and delivered shall be deemed an original,  but all such  counterparts  together shall constitute but one and the same instrument;  signature pages may be detached from multiple  separate  counterparts and attached to a single  counterpart so that all signature pages are physically attached to the same document.  This  Supplement  (other  than the  provisions  of Section 1 hereof,  the  effectiveness  of which is  governed by Section 3 hereof) shall become  effective  upon the execution of a  counterpart  hereof by the Borrower,  the
Lenders and receipt by the Borrower and the Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         Section 8.        ENTIRE  AGREEMENT.  THIS SUPPLEMENT  EMBODIES THE FINAL,  ENTIRE AGREEMENT AMONG THE PARTIES RELATING TO
THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS COMMITMENTS, AGREEMENTS,  REPRESENTATIONS AND UNDERSTANDINGS,  WHETHER
ORAL OR WRITTEN,  RELATING  TO THE SUBJECT  MATTER  HEREOF AND MAY NOT BE  CONTRADICTED  OR VARIED BY  EVIDENCE  OF PRIOR,
CONTEMPORANEOUS  OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG
THE PARTIES HERETO.

         IN WITNESS  WHEREOF,  the parties  hereto have caused this  Supplement to be duly  executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                                     ACXIOM CORPORATION

                                                     By:    ___________________________________________

                                                            Name: _____________________________________

                                                            Title:_____________________________________

New Total Revolving Commitment:

$______________________________                                  JPMORGAN CHASE BANK, N.A., as the Agent

                                                     By:    ____________________________________________

                                                            Name: ______________________________________

                                                            Title:______________________________________

$______________________________                      [BANK]

                                                     By:    ____________________________________________

                                                            Name:_______________________________________

                                                            Title:______________________________________

$______________________________                      [NEW LENDER]

                                                     By:    ____________________________________________

                                                            Name:_______________________________________

                                                            Title:______________________________________

                                                         CONSENT OF GUARANTORS

         Each Guarantor:  (i) consents and agrees to this Supplement;  (ii) agrees that each of the Subsidiary  Guaranty,  the
Security Agreement,  and the  Intercreditor  Agreement is in full force and effect and continues to be its legal,  valid and binding obligation enforceable in accordance  with its respective  terms;  and  (iii) agrees  that the  obligations,  indebtedness  and liabilities of the Borrower  arising as a result of the  increase in the  Revolving  Commitments  contemplated  hereby are
"Guaranteed  Indebtedness"  as defined in the Subsidiary Guaranty,  "Revolving  Obligations" as defined in the Intercreditor
Agreement,  and "Obligations" as defined in the Security Agreement.

                                                     [List Guarantors]

                                                     By:    ____________________________________________

                                                            Name: ______________________________________

                                                            Title: _____________________________________

                                                             SCHEDULE 2.01
                                                                  to
                                                          ACXIOM CORPORATION
                                                           SECOND AMENDMENT
                                                                  TO
                                              THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                                        Lenders and Commitments

============================================================= ===============================================
                                                                                Revolving
                          Lenders                                              Commitments
============================================================= ===============================================
1.       JPMorgan Chase Bank, N.A.                                                 $95,000,000
------------------------------------------------------------- -----------------------------------------------
2.       Bank of America, N.A.                                                     40,000,000
------------------------------------------------------------- -----------------------------------------------
3.       SunTrust Bank                                                             35,000,000
------------------------------------------------------------- -----------------------------------------------
4.       Wachovia Bank, National Association                                       35,000,000
------------------------------------------------------------- -----------------------------------------------
5.       U.S. Bank National Association                                            30,000,000
------------------------------------------------------------- -----------------------------------------------
6.       National City Bank of the Midwest                                         25,000,000
------------------------------------------------------------- -----------------------------------------------
7.       Union Planters                                                            15,000,000
------------------------------------------------------------- -----------------------------------------------
8.       HSBC Bank USA, N.A.                                                       15,000,000
------------------------------------------------------------- -----------------------------------------------
9.       Arvest Bank                                                               10,000,000
============================================================= ===============================================
                           Total                                                $300,000,000.00
                                                              ===============================================

                                                             SCHEDULE 4.13
                                                                  to
                                    SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

                                                           Required Lenders

================================================== ========================= =========================================
                     Lender                            Required Lender         Lenders Agreeing to Second Amendment
                                                                              (insert % from prior column if Lender
                                                                               signs Amendment then total % in this
                                                       Percentage Held                       column)
================================================== ========================= =========================================
JPMorgan Chase Bank, N.A.                              16.326530612%                     16.326530612%
-------------------------------------------------- ------------------------- -----------------------------------------
Bank of America, N.A.                                  16.326530612%                     16.326530612%
-------------------------------------------------- ------------------------- -----------------------------------------
SunTrust Bank                                          14.285714286%                     14.285714286%
-------------------------------------------------- ------------------------- -----------------------------------------
Wachovia Bank, National Association                    14.285714286%                     14.285714286%
-------------------------------------------------- ------------------------- -----------------------------------------
U.S. Bank National Association                         12.244897959%                     12.244897959%
-------------------------------------------------- ------------------------- -----------------------------------------
National City Bank of the Midwest                      10.204081633%                     10.204081633%
-------------------------------------------------- ------------------------- -----------------------------------------
Union Planters                                         6.122448979%                      6.122448979%
-------------------------------------------------- ------------------------- -----------------------------------------
HSBC Bank USA, N.A.                                    6.122448979%                      6.122448979%
-------------------------------------------------- ------------------------- -----------------------------------------
Arvest Bank                                            4.081632653%                      4.081632653%
-------------------------------------------------- ------------------------- -----------------------------------------
TOTAL                                                     100.00%                           100.00%
================================================== ========================= =========================================